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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 13, 2003


                        FINANCIAL ASSET SECURITIES CORP.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
            DATED AS OF MARCH 1, 2003, PROVIDING FOR THE ISSUANCE OF
                      EQUIFIRST MORTGAGE LOAN TRUST 2003-1,
             ASSET BACKED PASS-THROUGH CERTIFICATES, SERIES 2003-1)


                        Financial Asset Securities Corp.
                        --------------------------------
             (Exact name of registrant as specified in its charter)
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           Delaware                333-84929                   06-1442101
(State or Other Jurisdiction      (Commission             (I.R.S. Employer
of Incorporation)                 File Number)            Identification Number)

         600 Steamboat Road
         Greenwich, Connecticut                                   06830
         ----------------------                                   -----
(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code:  (203) 625-2700


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Item 5.  Other Events
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Description of the Mortgage Pool

         Financial Asset Securities Corp. (the "Registrant") plans a series of certificates, entitled Equifirst Mortgage Loan Trust 2003-1, Asset-Backed Pass-Through Certificates, Series 2003-1 (the "Certificates"), to be issued pursuant to a pooling and servicing agreement, dated as of March 1, 2003, among the Registrant as depositor, Fairbanks Capital Corp. as servicer and Deutsche Bank National Trust Company as trustee. The Certificates to be designated as the Series 2003-1 Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of conventional, one- to four-family, first lien adjustable-rate and first and second lien fixed-rate mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans").

Collateral Term Sheets

         Greenwich Capital Markets, Inc. (the "Underwriter") has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials, herein referred to as "Collateral Term Sheets", in written form, which Collateral Term Sheets are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund.

         The Collateral Term Sheets have been provided by the Underwriter. The information in the Collateral Term Sheets is preliminary and will be superseded by a prospectus supplement relating to the Certificates and by any other information subsequently filed with the Commission.

         The Collateral Term Sheets were prepared by the Underwriter at the request of certain prospective investors. The Collateral Term Sheets may be based on information that differs from the information set forth in the prospectus supplement.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

                           (a)      Not applicable

                           (b)      Not applicable

                           (c)      Exhibits


         Exhibit No.                               Description
         -----------                               -----------
             99.1                   Collateral Term Sheets (as defined in Item
                                    5) that have been provided by Greenwich
                                    Capital Markets, Inc. to certain prospective purchasers of Equifirst Mortgage Loan Trust 2003-1, Asset-Backed Pass-Through
                                    Certificates, Series 2003-1.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 13, 2003

                                            FINANCIAL ASSET SECURITIES CORP.


                                            By:   /s/ Frank Skibo
                                                  --------------------------
                                            Name:     Frank Skibo
                                            Title:    SVP

                                                 Index to Exhibits
                                                 -----------------




                                                                                                 Sequentially
     Exhibit No.                                 Description                                    Numbered Page
     -----------                                 -----------                                    -------------
        99.1           Collateral Term Sheets (as defined in Item 5) that have                        P
                       been provided by Greenwich Capital Markets, Inc. to
                       certain prospective purchasers of Equifirst Mortgage
                       Loan Trust 2003-1, Asset-Backed Certificates, Series
                       2003-1.

                                  EXHIBIT 99.1

                                 FILED BY PAPER